Exhibit 21.1
Subsidiaries of
Apple Hospitality REIT, Inc.
At December 31, 2017

(The state of incorporation or organization of each subsidiary is Virginia, except as noted below)

A. Direct Subsidiaries

Apple Air Holding, LLC
Apple Fund Management, LLC
Apple Nine Hospitality, Inc.
Apple Nine Oklahoma, LLC
Apple REIT Eight, Inc.
Apple REIT Seven, Inc.
Apple REIT Ten, Inc.

B. Indirect Subsidiaries (held through direct subsidiaries or other indirect subsidiaries)

Apple Eight California, Inc.
Apple Eight Hospitality, Inc.
Apple Eight Hospitality Management, Inc.
Apple Eight Hospitality Massachusetts Services, Inc.
Apple Eight Hospitality Massachusetts, Inc.
Apple Eight Hospitality Midwest, LLC
Apple Eight Hospitality Ownership, Inc.
Apple Eight Hospitality Texas, LLC
Apple Eight Hospitality Texas Services, LLC
Apple Eight NC GP, Inc.
Apple Eight NC LP, Inc.
Apple Eight North Carolina, L.P.
Apple Eight Services Fayetteville, Inc.
Apple Eight Services Jacksonville, Inc.
Apple Eight Services Westford, Inc.
Apple Eight Services Winston-Salem, Inc.
Apple Eight SPE Columbia, Inc.
Apple Eight SPE Greenville, Inc.
Apple Eight SPE Hilton Head, Inc.
Apple Eight SPE Savannah, Inc.
Apple Eight SPE Somerset, Inc.
Apple Eight SPE Tukwila, Inc.
Apple Eight SPE Westford, Inc.
Apple Nine Collegeville Business Trust
Apple Nine Florida Services, Inc.
Apple Nine Hospitality Management, Inc.
Apple Nine Hospitality Ownership, Inc.
Apple Nine Hospitality Texas Services, Inc.
Apple Nine Hospitality Texas Services II, Inc.
Apple Nine Hospitality Texas Services III, Inc.
Apple Nine Hospitality Texas Services IV, Inc.
Apple Nine Louisiana GP, Inc.

Exhibit 21.1
Subsidiaries of
Apple Hospitality REIT, Inc. (continued)
At December 31, 2017

Apple Nine Louisiana, L.P.
Apple Nine Malvern Pennsylvania Business Trust *
Apple Nine Missouri, LLC
Apple Nine NC GP, Inc.
Apple Nine NC LP, Inc.
Apple Nine North Carolina, L.P.
Apple Nine Pennsylvania, Inc.
Apple Nine Pennsylvania Business Trust *
Apple Nine Services Boise, Inc.
Apple Nine Services Bristol, Inc.
Apple Nine SPE Anchorage, Inc.
Apple Nine SPE Boise, Inc.
Apple Nine SPE Grapevine, Inc.
Apple Nine SPE Malvern, Inc.
Apple Nine SPE San Jose, Inc.
Apple Seven Hospitality, Inc.
Apple Seven Hospitality Management, Inc.
Apple Seven Hospitality Ownership, Inc.
Apple Seven Management Services GP, Inc.
Apple Seven Management Services LP, Inc.
Apple Seven Management Services New Orleans GP, Inc.
Apple Seven New Orleans GP, Inc.
Apple Seven New Orleans LP, Inc.
Apple Seven Services Highlands Ranch, Inc.
Apple Seven Services, LLC
Apple Seven Services II, LLC
Apple Seven Services Lakeland, Inc.
Apple Seven Services Miami, Inc.
Apple Seven Services New Orleans, L.P.
Apple Seven Services Provo-San Diego, Inc.
Apple Seven Services Richmond, Inc.
Apple Seven Services San Diego, Inc.
Apple Seven Services Southeast, L.P.
Apple Seven SPE Hattiesburg, Inc.
Apple Seven SPE Huntsville, Inc.
Apple Seven SPE Kirkland, Inc.
Apple Seven SPE Miami, Inc.
Apple Seven SPE New Orleans, L.P.
Apple Seven SPE Prattville, Inc.
Apple Seven SPE Rancho Bernardo, Inc.
Apple Seven SPE Richmond, Inc.
Apple Seven SPE San Diego, Inc.
Apple Seven SPE Seattle, Inc.
Apple Seven SPE SoCal, Inc.
Apple Six Hospitality Air, LLC
Apple Ten Alabama Services, LLC
Apple Ten Business Trust

Exhibit 21.1
Subsidiaries of
Apple Hospitality REIT, Inc. (continued)
At December 31, 2017

Apple Ten Florida Services, Inc.
Apple Ten Hospitality, Inc.
Apple Ten Hospitality Management, Inc.
Apple Ten Hospitality Ownership, Inc.
Apple Ten Hospitality Texas Services, Inc.
Apple Ten Hospitality Texas Services II, Inc.
Apple Ten Hospitality Texas Services III, Inc.
Apple Ten Hospitality Texas Services IV, Inc.
Apple Ten Illinois, LLC
Apple Ten Illinois MM, Inc.
Apple Ten Illinois Services, Inc.
Apple Ten NC GP, Inc.
Apple Ten NC LP, Inc.
Apple Ten Nebraska, LLC
Apple Ten North Carolina, L.P.
Apple Ten Oklahoma, LLC
Apple Ten Oklahoma Services, Inc.
Apple Ten Services Capistrano, Inc.
 Apple Ten Services Colorado Springs, Inc.
Apple Ten Services Denver, Inc.
Apple Ten Services Franklin I, Inc.
Apple Ten Services Franklin II, Inc.
Apple Ten Services Gainesville, Inc.
Apple Ten Services Knoxville II, Inc.
Apple Ten Services OHare, Inc.
Apple Ten Services Scottsdale, Inc.
Apple Ten SPE Calibraska, Inc.
Apple Ten SPE Capistrano, Inc.
Apple Ten SPE Colorado Springs, Inc.
Apple Ten SPE Denver, Inc.
Apple Ten SPE Franklin I, Inc.
Apple Ten SPE Franklin II, Inc.
D&D Beverage Services, LLC **
Sunbelt-SCG, LLC ***

*            State of organization is Pennsylvania.
**          State of organization is Kansas
***        State of organization is Alabama.